Assignment and Assumption Agreement
This Assignment and Assumption Agreement (this “Agreement”) dated November 30, 2015, but effective as of November 16, 2015, is by and among Calpian, Inc., a Texas corporation (“Parent”), Calpian Residual Acquisition, LLC, a Nevada limited liability company (“CRA”) and Calpian Commerce, Inc., a Texas corporation and wholly-owned subsidiary of Parent (“CCI,” and together with Parent, CRA and CCI, the “Sellers” and each a “Seller”), and eVance Processing Inc., a Delaware corporation (“Buyer”).
WHEREAS, this Agreement is being executed and delivered in connection with that certain Asset Purchase Agreement, dated November 30, 2015, but effective as of November 1, 2015, by and among the Sellers and Buyer (the “Purchase Agreement”); and
WHEREAS, pursuant to the Purchase Agreement, the Sellers have agreed to, among other things, to sell, assign, convey and deliver all of its right, title and interest in, to and under the Acquired Assets and Buyer has agreed to assume, perform, pay and discharge the Assumed Liabilities;
NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Definitions. All capitalized terms used in this Agreement, but not otherwise defined herein, are given the meanings set forth in the Purchase Agreement.
2.    Assignment and Assumption. Each Seller hereby sells, assigns, grants, conveys and transfers to Buyer, and Buyer hereby purchases and assumes, each Seller’s right, title and interest in and to the Acquired Assets, including the ISO Agreements and the other Assumed Contracts, and the Residuals. Buyer hereby accepts such assignment and assumes each Seller’s duties and obligations under the Assumed Liabilities, including the Notes, and agrees to pay, perform and discharge, as and when due, all of the obligations of each Seller under the Assumed Liabilities.
3.    Terms of the Purchase Agreement. The terms of the Purchase Agreement, including, but not limited to, the representations, warranties, covenants, agreements and indemnities relating to the Acquired Assets and Assumed Liabilities are incorporated herein by this reference. The parties hereto acknowledge and agree that the representations, warranties, covenants, agreements and indemnities contained in the Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.
4.    Further Assurances. Each Seller, for itself, its successors and assigns, hereby covenants and agrees that, at any time and from time to time upon the written request of Buyer, each Seller will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required by Buyer in order to assign, transfer, set over, convey, assure and confirm unto and vest in Buyer, its successors and assigns, title to the Acquired Assets.
5.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Texas.
6.    Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed to be an original copy hereof or thereof and all of which together will be deemed, respectively, to constitute one and the same agreement. Counterparts delivered by facsimile, e-mail or other electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreemennt.

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IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.
SELLERS:

CALPIAN INC.
By:
Name:
Title:

CALPIAN RESIDUAL ACQUISITION LLC

By:
Name:
Title:

CALPIAN COMMERCE, INC. By: Name: Title:

Accepted and Agreed:
BUYER:

EVANCE PROCESSING, INC.

By:
Name:
Title: